SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 24, 2003

(Date of earliest event reported)

SCM MICROSYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22689	77-0444317

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

466 Kato Terrace
Fremont, California 94539

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, Including Area Code:	(510) 360-2300

47211 Bayside Parkway
Fremont, California 94538

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.Financial Statements and Exhibits
ITEMS 9 AND 12. Regulation FD Disclosure and Results of Operation and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

ITEM 7.     Financial Statements and Exhibits

     99.1     Press Release, dated April 24, 2003, announcing 2003 first quarter results.

ITEMS 9 AND 12.     Regulation FD Disclosure and Results of Operation and Financial Condition.

          On April 24, 2003, SCM Microsystems, Inc. issued a press release announcing its 2003 first quarter results. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Regulation FD and Item 12.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003	SCM MICROSYSTEMS, INC.

	By:	/s/ Andrew Warner

Andrew Warner
Executive Vice President, Chief Financial Officer and Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1	Press release dated April 24, 2003, announcing first quarter results.